EXHIBIT 99.1

                               NORTH FORK BANCORP
 275 BROADHOLLOW ROAD, MELVILLE, NY  11747   (631) 844-1258 FAX   (631) 844-1471


FOR IMMEDIATE RELEASE    CONTACT: DANIEL M. HEALY
                                                  EXECUTIVE VICE PRESIDENT
                                                  CHIEF FINANCIAL OFFICER
                                                  (631) 844-1258

                       NORTH FORK BANCORP REPORTS EARNINGS
                         FOR THE THIRD QUARTER OF 2003,
             MARGIN ADVANCES AND COMMERCIAL LOAN AND DEPOSIT GROWTH

         MELVILLE, N.Y. - OCTOBER 16, 2003 - NORTH FORK BANCORPORATION, INC. (NYSE: NFB) reported earnings for the third quarter, significant improvement in its net interest margin, commercial loan and core deposit growth and completion of its balance sheet repositioning. Highlights for the quarter included:

   -  Net interest margin improvement to 4.23% from 4.00% at June 30, 2003

   -  Commercial Loan growth of 22%

   -  Demand Deposit growth of 21%

   -  Returns on Average Equity and Assets of 26% and 1.8%, respectively

   -  Repurchase of 4.9 million common shares at an average price of $34.60

   -  Completion of its Balance Sheet repositioning

   -  Declaration of the quarterly cash dividend of $.27 per share


EARNINGS AND RETURNS

Net income for the quarter ended September 30, 2003 was $94.3 million or diluted earnings per share of $.63 compared to $106.8 million or $.66 diluted earnings per share in 2002. Returns on average equity and assets in the current quarter improved to 25.6% and 1.8%, respectively.

         Net income for the nine months ended September 30, 2003 amounted to $294 million or diluted earnings per share of $1.92 compared to $309.6 million and diluted earnings per share of $1.91 for the nine-month period ended September 30, 2002. Returns on average equity and assets for the nine-month period in 2003 were 26.1% and 1.8%, respectively. The net interest margin rose to 4.23% in the current period compared to 4.00% on a linked quarter basis. Net interest income in the current quarter amounted to $200 million equal to the immediately preceding quarter, despite the contraction of the balance sheet.

         The improvements in net interest income and margin were due to strong commercial loan and deposit growth, the successful repositioning of the Company's balance sheet described below and lower deposit costs. "We envision no changes to these positive trends as we continue to add new commercial customer relationships," said John Adam Kanas, Chairman, President and Chief Executive Officer.

LOANS

         During the third quarter ended September 30, 2003, total loans increased by $124 million or 4% on an annualized basis to $12 billion. This growth was accomplished overcoming significant declines in residential mortgages. "Growth in residential mortgages has been tempered by our decision not to compete with aggressive pricing and extended terms while maintaining our historically rigorous underwriting standards. Residential mortgages have declined, despite record origination volumes, as most fixed rate originations have been sold into the secondary market," said John Kanas. "We continue to emphasize those commercial customers that bring deposit relationships and a greater proportion of interest rate sensitive assets," he added. The Company's commercial loan balances were $4.6 billion at September 30, 2003 increasing by 22% annualized for the current quarter. The Company's commercial loan pipeline is at a historic high point.

         At September 30, 2003, non-performing loans were $12.8 million, unchanged from the immediately preceding quarter. Net charge-offs for the nine-month period in the current year aggregated 16 basis points. The allowance for loan losses of $119.9 million represents 1% of total loans. The Company reported that is not experiencing any adverse trends in its loan portfolio.

COMMERCIAL DEPOSIT BALANCES IMPROVE

         Benefiting from strong commercial loan advances, the Company's demand deposits grew at an annualized rate of 21% to $3.9 billion. Commercial customer balances represent 66% of demand deposits and 35% of overall deposits. Once again, these advances were fueled by the expanded branch network, especially the New York City locations and commercial relationships.

BALANCE SHEET REPOSITIONING

         As of September 30, 2003, the Company completed its balance sheet repositioning that included a reduction of $2.5 billion in mortgage-backed securities from sales and cash flows. The proceeds were used to reduce borrowings. It also restructured approximately $1 billion of longer-term borrowings and purchased 5.2 million shares under its authorized 8 million shares repurchase program. "We were able to complete the repositioning sooner than originally intended, thereby building a stronger balance sheet with a lower interest rate risk profile," said Mr. Kanas.

         On September 23, 2003, the Board declared a regular quarterly dividend of $.27 cents per common share. The dividend will be payable November 17, 2003 to shareholders of record at the close of business on October 31, 2003.

OTHER OPERATING INCOME AND EXPENSE

         Other operating income, excluding security and facility gains, improved year-over-year and linked quarter. The linked quarter improvement was accomplished as mortgage banking revenue and investment activity fees declined. "Customer related fees continue to increase as we broaden our deposit relationships," said Mr. Kanas. "We remain committed to making significant investments in technology and facilities providing customers with easy to use and competitively priced products," he added. Other operating expenses were in line with the Company's plan. The core efficiency ratio in the current quarter was 35.4%.

         The Company operates from 173 branch locations in the New York Metropolitan area and Connecticut. It plans to open approximately 14 new branch locations in the succeeding 18 months.


                                      * * *


This release contains certain forward-looking statements. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand and competition, changes in legislation or regulation, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, regulatory, and technological factors affecting NFB's operations, pricing, products and services. Investors are encouraged to access NFB's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company.

                         NORTH FORK BANCORPORATION, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                               THREE MONTHS ENDED            NINE MONTHS ENDED
                                                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
(in thousands, except per share amounts)                      2003           2002           2003           2002
                                                            --------       --------       --------       --------
INTEREST INCOME:
Loans                                                       $198,932       $203,711       $591,679       $598,300
Securities                                                    64,786        101,024        250,663        284,992
Money Market Investments                                          89            167            358            568
                                                            --------       --------       --------       --------
   Total Interest Income                                     263,807        304,902        842,700        883,860
                                                            --------       --------       --------       --------

INTEREST EXPENSE:
Savings, NOW & Money Market Deposits                          14,435         16,797         43,671         47,481
Time Deposits                                                  8,642         12,681         28,114         46,802
Certificates of Deposit, $100,000 & Over                       4,400          6,207         14,304         20,429
Federal Funds Purchased & Collateralized Borrowings           30,349         45,855        122,323        126,679
Subordinated Debt                                              4,636          4,333         18,981          4,333
Capital Securities                                             1,845          2,632          6,485         12,461
                                                            --------       --------       --------       --------
   Total Interest Expense                                     64,307         88,505        233,878        258,185
                                                            --------       --------       --------       --------
   Net Interest Income                                       199,500        216,397        608,822        625,675
Provision for Loan Losses                                      6,500          6,250         19,250         18,750
                                                            --------       --------       --------       --------
   Net Interest Income after Provision for Loan Losses       193,000        210,147        589,572        606,925
                                                            --------       --------       --------       --------

NON-INTEREST INCOME:
Customer Related Fees & Service Charges                       20,736         19,894         61,362         57,198
Investment Management, Commissions & Trust Fees                3,207          3,882         10,223         13,476
Mortgage Banking Operations                                    2,769          1,790          8,786          4,419
Check Cashing Fees                                             1,191            696          3,452          2,172
Other Operating Income                                         5,746          2,909         14,256          8,934
Securities Gains, net                                            381          2,689          6,677          4,070
Gain on Sale of Facilities                                        --             --         10,980             --
                                                            --------       --------       --------       --------
   Total Non-Interest Income                                  34,030         31,860        115,736         90,269
                                                            --------       --------       --------       --------

NON-INTEREST EXPENSE:
Employee Compensation & Benefits                              48,396         45,551        144,811        129,364
Occupancy & Equipment, net                                    17,116         14,398         49,026         41,278
Other Operating Expenses                                      18,350         17,981         52,061         51,027
Debt Restructuring Costs                                          --             --         11,955             --
Amortization of Identifiable Intangibles                         891            952          2,675          2,856
                                                            --------       --------       --------       --------
   Total Non-Interest Expense                                 84,753         78,882        260,528        224,525
                                                            --------       --------       --------       --------
Income Before Income Taxes                                   142,277        163,125        444,780        472,669
Provision for Income Taxes                                    47,947         56,278        150,798        163,071
                                                            --------       --------       --------       --------
   Net Income                                               $ 94,330       $106,847       $293,982       $309,598
                                                            --------       --------       --------       --------


EARNING PER SHARE:

   Basic                                                    $   0.63       $   0.67       $   1.94       $   1.93
   Diluted                                                  $   0.63       $   0.66       $   1.92       $   1.91


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                   SEPTEMBER 30,      JUNE 30,       DECEMBER 31,     SEPTEMBER 30,
(in thousands)                                                         2003             2003             2002             2002
                                                                   ------------     ------------     ------------     ------------
ASSETS:
Cash & Due from Banks                                              $    421,845     $    406,694     $    396,725     $    310,525
Money Market Investments                                                259,487           63,799           27,613           67,687
Due from Brokers                                                             --          464,351               --               --
Securities Held-for-Sale                                                     --          613,628               --               --
Securities:
   Available-for-Sale                                                 6,809,675        8,100,465        8,555,892        7,996,879
   Held-to-Maturity                                                     210,808          221,378          307,878          435,726
                                                                   ------------     ------------     ------------     ------------
      Total Securities                                                7,020,483        8,321,843        8,863,770        8,432,605
                                                                   ------------     ------------     ------------     ------------
Loans, Net of Unearned Income                                        12,021,477       11,897,433       11,369,139       11,299,675
   Less: Allowance for Loan Losses                                      119,907          117,753          114,995          112,649
                                                                   ------------     ------------     ------------     ------------
                  Net Loans                                          11,901,570       11,779,680       11,254,144       11,187,026
                                                                   ------------     ------------     ------------     ------------
Goodwill                                                                410,494          410,495          407,132          406,577
Identifiable Intangibles                                                 13,657           14,548           16,332           17,284
Premises & Equipment                                                    144,457          143,374          132,529          123,017
Other Assets                                                            296,605          312,989          314,856          279,813
                                                                   ------------     ------------     ------------     ------------
      Total Assets                                                 $ 20,468,598     $ 22,531,401     $ 21,413,101     $ 20,824,534
                                                                   ------------     ------------     ------------     ------------

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                                          $  3,943,506     $  3,746,741     $  3,417,534     $  3,093,616
   Savings                                                            3,759,923        3,665,580        3,440,573        3,382,698
   NOW & Money Market                                                 4,273,197        3,960,731        3,347,385        2,906,905
   Time                                                               1,841,826        1,922,407        1,949,559        2,048,991
   Certificates of Deposit, $100,000 & Over                             998,786        1,176,835        1,037,479        1,140,171
                                                                   ------------     ------------     ------------     ------------
      Total Deposits                                                 14,817,238       14,472,294       13,192,530       12,572,381
                                                                   ------------     ------------     ------------     ------------
Federal Funds Purchased & Collateralized Borrowings                   2,954,000        5,141,500        5,401,000        5,307,300
Subordinated Debt                                                       481,282          493,790          499,140          499,117
Capital Securities                                                      265,184          273,288          268,926          266,678
                                                                   ------------     ------------     ------------     ------------
      Total Borrowings                                                3,700,466        5,908,578        6,169,066        6,073,095
                                                                   ------------     ------------     ------------     ------------
Dividends Payable                                                        40,901           42,211           42,864           40,874
Due to Brokers                                                          115,132          188,063          105,227          105,425
Accrued Expenses & Other Liabilities                                    357,259          348,154          389,361          379,386
                                                                   ------------     ------------     ------------     ------------
      Total Liabilities                                            $ 19,030,996     $ 20,959,300     $ 19,899,048     $ 19,171,161
                                                                   ------------     ------------     ------------     ------------

STOCKHOLDERS' EQUITY:
Common Stock, par value $0.01; authorized 500,000,000 shares;
   issued 174,580,778 shares                                              1,746            1,746            1,746            1,746
Additional Paid in Capital                                              372,458          373,851          377,311          371,288
Retained Earnings                                                     1,758,520        1,705,789        1,590,594        1,525,950
Accumulated Other Comprehensive Income                                   22,026           42,019           17,991           38,820
Deferred Compensation                                                   (63,290)         (65,795)         (70,562)         (51,962)
Treasury Stock at Cost; 23,096,774 shares at September 30, 2003        (653,858)        (485,509)        (403,027)        (232,469)
                                                                   ------------     ------------     ------------     ------------
      Total Stockholders' Equity                                      1,437,602        1,572,101        1,514,053        1,653,373
                                                                   ------------     ------------     ------------     ------------
      Total Liabilities and Stockholders' Equity                   $ 20,468,598     $ 22,531,401     $ 21,413,101     $ 20,824,534
                                                                   ------------     ------------     ------------     ------------


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)

                                                                THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                         SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
SELECTED FINANCIAL DATA:                                      2003               2002               2003               2002
                                                          -----------        -----------        -----------        -----------
(in thousands, except ratios and per share amounts)
PER SHARE:
    Net Income - Basic                                    $      0.63        $      0.67        $      1.94        $      1.93
    Net Income - Diluted                                  $      0.63        $      0.66        $      1.92        $      1.91
    Average Shares Outstanding - Basic                        148,853            160,307            151,879            160,398
    Average Shares Outstanding - Diluted                      150,510            162,248            153,464            162,305
    Cash Dividends                                        $      0.27        $      0.25        $      0.81        $      0.74
    Dividend Payout Ratio                                          43%                38%                42%                39%
    Book Value                                            $      9.49        $     10.11        $      9.49        $     10.11
SELECTED FINANCIAL DATA:
    Return on Average Total Assets                               1.80%              2.18%              1.82%              2.28%
    Return on Average Stockholders' Equity (1)                  25.59%             25.49%             26.11%             25.66%
    Core Efficiency Ratio (3)                                   35.38%             31.37%             34.25%             30.80%
    Yield on Interest Earning Assets (2)                         5.56%              6.81%              5.76%              7.11%
    Cost of Funds                                                1.67%              2.44%              1.93%              2.58%
    Net Interest Margin (2)                                      4.23%              4.87%              4.20%              5.07%

                                                         SEPTEMBER 30,         JUNE 30,         DECEMBER 31,      SEPTEMBER 30,
                                                              2003               2003               2002               2002
                                                          -----------        -----------        -----------        -----------
CAPITAL RATIOS:
  Risk Based Capital:
      Tier 1                                                    10.14%             10.89%             11.43%             12.88%
      Total                                                     15.11%             15.86%             16.77%             18.37%
      Leverage Ratio                                             6.05%              6.17%              6.46%              7.54%

QUARTERLY AVERAGE BALANCE SHEET:
Total Assets                                              $20,836,791        $22,309,071        $20,813,265        $19,449,174
Securities                                                  7,310,088          8,927,680          7,876,913          6,919,935
Loans                                                      11,947,125         11,696,983         11,311,708         11,149,624
Demand Deposits                                             3,775,735          3,550,810          3,235,396          2,956,411
Interest Bearing Deposits                                  10,825,570         10,273,437          9,617,662          9,392,742
Federal Funds Purchased & Collateralized Borrowings         3,676,439          5,760,450          5,130,264          4,459,503
Subordinated Debt                                             493,801            499,174            499,128            298,382
Capital Securities                                            273,291            268,943            266,682            252,378
Stockholders' Equity                                      $ 1,467,369        $ 1,578,706        $ 1,670,584        $ 1,710,598

BALANCE SHEET COMPONENTS:

SECURITIES:

       The following table shows the securities portfolio composition for the periods ended:

                                         SEPTEMBER 30,      JUNE 30,       DECEMBER 31,     SEPTEMBER 30,
(in thousands)                               2003             2003             2002             2002
                                          ----------       ----------       ----------       ----------
Collateralized Mortgage Obligations       $4,455,014       $5,923,605       $6,955,950       $6,594,698
Agency Pass-Through Certificates             931,332          882,834          635,410          739,090
State & Municipal Obligations                750,286          617,444          435,486          431,378
Equity Securities                            237,845          323,501          259,092          222,858
U.S. Treasury & Government Agencies           62,401           37,419           67,544           36,414
Other Securities                             583,605          537,040          510,288          408,167
                                          ----------       ----------       ----------       ----------
   Total Securities                       $7,020,483       $8,321,843       $8,863,770       $8,432,605
                                          ----------       ----------       ----------       ----------


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
         SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS, CONTINUED
                                   (UNAUDITED)

LOANS:

      The following table represents the components of the loan portfolio for the periods ended:

                                                                SEPTEMBER 30,        JUNE 30,        DECEMBER 31,     SEPTEMBER 30,
(in thousands)                                                       2003              2003              2002              2002
                                                                 -----------       -----------       -----------       -----------
Multi-Family Mortgages                                           $ 3,684,530       $ 3,792,647       $ 3,640,039       $ 3,616,680
Commercial Mortgages                                               2,519,184         2,359,316         2,194,092         2,167,981
Commercial                                                         2,077,084         2,000,623         1,776,419         1,654,424
Construction and Land                                                316,782           290,433           232,227           255,797
Residential Mortgages                                              2,355,467         2,413,125         2,507,388         2,612,523
Consumer                                                           1,098,193         1,068,616         1,040,490         1,010,687
                                                                 -----------       -----------       -----------       -----------
  Total                                                          $12,051,240       $11,924,760       $11,390,655       $11,318,092
Less:
    Unearned Income & Fees                                            29,763            27,327            21,516            18,417
                                                                 -----------       -----------       -----------       -----------
      Loans, net                                                 $12,021,477       $11,897,433       $11,369,139       $11,299,675
                                                                 ===========       ===========       ===========       ===========

ASSET QUALITY:
    Non-Performing Loans                                         $    12,773       $    12,795       $    12,216       $    14,119
    Other Real Estate                                                    313               295               295               295
                                                                 -----------       -----------       -----------       -----------
    Total Non-Performing Assets                                  $    13,086       $    13,090       $    12,511       $    14,414
                                                                 ===========       ===========       ===========       ===========

    Allowance for Loan Losses to Non-Performing Loans                    939%              920%              941%              798%
    Allowance for Loan Losses to Total Loans, net                       1.00%             0.99%             1.01%             1.00%
    Non-Performing Loans to Total Loans, net                            0.11%             0.11%             0.11%             0.12%
    Quarterly Net Charge-offs to Average Loans (Annualized)             0.14%             0.13%             0.15%             0.13%


DEPOSITS:

      The following table represents the composition of total deposits, while more specifically highlighting Manhattan for the periods ended:

                                       SEPTEMBER 30,       JUNE 30,       DECEMBER 31,    SEPTEMBER 30,
(in thousands)                              2003             2003             2002             2002
                                        -----------      -----------      -----------      -----------
MANHATTAN DEPOSITS (25 BRANCHES)
Demand Deposits                         $   889,349      $   811,565      $   703,290      $   593,907
Interest Bearing Deposits                 2,251,929        1,950,365        1,725,925        1,408,367
                                        -----------      -----------      -----------      -----------
    Total Deposits                        3,141,278        2,761,930        2,429,215        2,002,274

ALL OTHER LOCATIONS (148 BRANCHES)
Demand Deposits                           3,054,157        2,935,176        2,714,244        2,499,709
Interest Bearing Deposits                 8,621,803        8,775,188        8,049,071        8,070,398
                                        -----------      -----------      -----------      -----------
    Total Deposits                       11,675,960       11,710,364       10,763,315       10,570,107

TOTAL DEPOSITS (173 BRANCHES)
Demand Deposits                           3,943,506        3,746,741        3,417,534        3,093,616
Interest Bearing Deposits                10,873,732       10,725,553        9,774,996        9,478,765
                                        -----------      -----------      -----------      -----------
    Total Deposits                      $14,817,238      $14,472,294      $13,192,530      $12,572,381
                                        ===========      ===========      ===========      ===========


See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                          NET INTEREST MARGIN ANALYSIS
                                   (UNAUDITED)

      The following table presents on a linked quarter basis, an analysis of net interest income by each major category of interest earning assets and interest bearing liabilities:

For the Three Months Ended:                                   September 30, 2003                          June 30, 2003
                                                   ---------------------------------------   ---------------------------------------
                                                     Average                       Average      Average                      Average
(dollars in thousands)                               Balance        Interest        Rate        Balance        Interest       Rate
                                                   -----------    -----------       ----     -----------    -----------       ----
INTEREST EARNING ASSETS:
Securities                                         $ 7,310,088    $    70,683       3.84%    $ 8,927,680    $    92,221       4.14%
Loans, net                                          11,947,125        199,344       6.62%     11,696,983        196,220       6.73%
Money Market Investments                                36,348            123       1.34%         37,132            143       1.54%
                                                   -----------    -----------                -----------    -----------
  Total Interest Earning Assets                     19,293,561        270,150       5.56%     20,661,795        288,584       5.60%
                                                   -----------    -----------                -----------    -----------

NON INTEREST EARNING ASSETS:
Cash and Due from Banks                                425,619                                   415,732
Other Assets                                         1,117,611                                 1,231,544
                                                   -----------                               -----------
  Total Assets                                     $20,836,791                               $22,309,071
                                                   -----------                               -----------

INTEREST BEARING LIABILITIES:
Savings, NOW & Money Market Deposits               $ 7,880,067    $    14,435       0.73%    $ 7,250,200    $    14,476       0.80%
Time Deposits                                        2,945,503         13,042       1.76%      3,023,237         14,220       1.89%
                                                   -----------    -----------                -----------    -----------
  Total Savings and Time Deposits                   10,825,570         27,477       1.01%     10,273,437         28,696       1.12%

Fed Funds Purchased & Collateralized Borrowings      3,676,439         30,349       3.28%      5,760,450         44,359       3.09%
Subordinated Debt                                      493,801          4,636       3.72%        499,174          7,120       5.72%
Capital Securities                                     273,291          1,845       2.68%        268,943          2,290       3.42%
                                                   -----------    -----------                -----------    -----------
  Total Borrowings                                   4,443,531         36,830       3.29%      6,528,567         53,769       3.30%
                                                   -----------    -----------                -----------    -----------
    Total Interest Bearing Liabilities              15,269,101         64,307       1.67%     16,802,004         82,465       1.97%
                                                   -----------    -----------                -----------    -----------
Interest Rate Spread                                                                3.89%                                     3.63%

NON-INTEREST BEARING LIABILITIES:
Demand Deposits                                      3,775,735                                 3,550,810
Other Liabilities                                      324,586                                   377,551
                                                   -----------                               -----------
  Total Liabilities                                 19,369,422                                20,730,365
  Stockholders' Equity                               1,467,369                                 1,578,706
                                                   -----------                               -----------
    Total Liabilities and Stockholders' Equity     $20,836,791                               $22,309,071
                                                   -----------                               -----------
Net Interest Income and Net Interest Margin                           205,843       4.23%                       206,119       4.00%
                                                                  -----------                               -----------
Less: Tax Equivalent Adjustment                                        (6,343)                                   (6,247)
                                                                  -----------                               -----------
      Net Interest Income                                         $   199,500                               $   199,872
                                                                  -----------                               -----------

      The following table summarizes the net interest margin for the previous five quarters:

                                                  2003                  2002
                                       -------------------------  ----------------
                                       3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR
                                       -------  -------  -------  -------  -------
INTEREST EARNING ASSETS:
Securities                              3.84%    4.14%    4.96%    5.45%    6.10%
Loans, net                              6.62%    6.73%    7.02%    7.12%    7.26%
Money Market Investments                1.34%    1.54%    1.77%    1.96%    2.51%
                                        ----     ----     ----     ----     ----
  Total Interest Earning Assets         5.56%    5.60%    6.12%    6.42%    6.81%
                                        ----     ----     ----     ----     ----

INTEREST BEARING LIABILITIES:
Total Savings and Time Deposits         1.01%    1.12%    1.22%    1.30%    1.51%
Total Borrowings                        3.29%    3.30%    3.58%    3.89%    4.18%
                                        ----     ----     ----     ----     ----
  Total Interest Bearing Liabilities    1.67%    1.97%    2.15%    2.29%    2.44%
                                        ----     ----     ----     ----     ----

Interest Rate Spread                    3.89%    3.63%    3.97%    4.13%    4.37%
Net Interest Margin                     4.23%    4.00%    4.36%    4.58%    4.87%

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                    NOTES TO THE FINANCIAL DATA AND SUMMARIES

(1)   Excludes the effect of accumulated other comprehensive income.

(2)   Presented on a tax equivalent basis.

(3) The core efficiency ratio is defined as the ratio of non-interest expense, net of other real estate expenses, goodwill amortization and other non-recurring charges, to net interest income on a tax equivalent basis and other non-interest income net of securities gains and other non-recurring items.




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